Exhibit 10.1

LETTER AMENDMENT TO THE
GENERAL MASTER PURCHASE AGREEMENT
(the “Letter Amendment”)
Dated 29 April 2009

Between,
1.	ESTER FINANCE TITRISATION, a company incorporated under French law and authorised as a credit institution, having its registered office at 9 quai du Président Paul Doumer, 92920 Paris La Defense, France, registered with the Trade and Companies Registry of Nanterre (Registre du Commerce et des Sociétés de Nanterre) under number 414 886 226, whose representative is duly authorised for the purpose of this Letter Amendment (the “Purchaser”);

2.	EUROFACTOR, a company incorporated under French law and authorised as a credit institution, having its registered office at 1-3 rue du Passeur de Boulogne, Immeuble Bord de Seine, 92130 Issy Les Moulineaux, France, and registered with the Trade and Companies Registry of Nanterre (Registre du Commerce et des Sociétés de Nanterre) under number 333 871 259, whose representative is duly authorised for the purpose of this Letter Amendment (the “Agent”);

3.	CALYON, a company incorporated under French law and authorised as a credit institution, having its registered office at 9 quai du Président Paul Doumer, 92920 Paris La Défense Cedex, France, registered with the Trade and Companies Registry of Nanterre (Registre du Commerce et des Sociétés de Nanterre) under number 304 187 701, whose representatives are duly authorised for the purpose of this Letter Amendment (“CALYON”, “Joint Lead Arranger” or the “Calculation Agent”);

4.	NATIXIS, a company incorporated under French law and authorised as a credit institution, having its registered office at 30 avenue Pierre Mendès France 75013 Paris, registered with the Trade and Companies Registry of Paris (Registre du Commerce et des Sociétés de Paris) of Paris under number 542 044 524, whose representatives are duly authorised for the purpose of this Letter Amendment (“NATIXIS” or “Joint Lead Arranger”);

5.	DUNLOP TYRES LIMITED, a company incorporated under the laws of England and Wales with company number 1792065 whose registered office is situated at Tyrefort, 88-89 Wingfoot Way, Birmingham B24 9HY, whose representative is duly authorised for the purpose of this Letter Amendment (the “Centralising Unit”);
and
6.	The companies listed in SCHEDULE 1 to this Letter Amendment, whose respective representatives are duly authorized for the purpose of this Letter Amendment (together with Goodyear Dunlop Tires Germany GmbH, the “Sellers” and each of them as a “Seller”), together herein referred to as the “Parties”.
The Parties refer to the general master purchase agreement (the “Agreement”) dated 10 December 2004 as last amended on 23 July 2008, pursuant to which the Sellers shall sell Ongoing Purchasable Receivables and Remaining Purchasable Receivables to the Purchaser and the Purchaser shall purchase Ongoing Purchasable Receivables and Remaining Purchasable Receivables from the Sellers during the Replenishment Period.

 2.
The Sellers have requested to the Purchaser (i) to add new Excluded Debtors to the list set forth in schedule 14 to the Agreement (the “New Excluded Debtors”) and (ii) to transfer back to each German Seller some of the Sold Receivables originated by the relevant German Seller, owed by the New Excluded Debtors and which may remain unpaid by its relevant debtor, without being a Doubtful Receivable, a Delinquent Receivable or a Defaulted Receivable, as further described in the German Retransfer Agreement (the “Retransfer”).
Simultaneously with the entry into this Letter Amendment, the German Sellers, the Purchaser and the Agent have entered into a receivables retransfer and amendment agreement in relation to the German Receivables Purchase Agreement dated on or about the date hereof (the “German Restransfer Agreement”).
As a consequence, pursuant to the present Letter Amendment, the Parties wish to amend the Agreement as set forth below.
1.	Modifications to the Agreement

1.1	The Parties agree that
–	the provisions of article 3.3 and 3.6 of the Agreement shall apply mutatis mutandis to any payment to be made by the Centralising Unit and/or any German Seller with respect to the Retransfer;

–	that the provisions of article 6.4.2 (i) (e) will apply to any retransfer price and any other sums due by the Centralising Unit and/or any German Seller with respect to the Retransfer.
1.2	The Parties agree that, as from the date hereof, schedule 14 (List of Excluded Debtors) of the Agreement (as amended by this Letter Amendment) shall be as in SCHEDULE 2 to this Letter Amendment.

1.3	The Parties agree that, as from the date hereof, the following Conformity Warranty shall be added to the paragraph “Conformity warranties for Remaining Purchasable Receivables purchased from the UK Seller” of Schedule 13 (Conformity Warranties for Remaining Purchasable Receivables):
“(xv) the receivable is denominated in British Pounds or Euros.”
2.	Miscellaneous

2.1	Each of the Parties acknowledges that the provisions of article 11 (Representations and Warranties), article 14 (Taxes), article 15 (Changes in circumstances), article 17 (Payments), article 29 (Fees and expenses), article 30 (Substitution and agency), article 31 (Confidentiality), article 32 (Notices), article 33 (Exercise of rights — Recourse — No Petition), article 34 (transferability of this Agreement), article 36 (Indemnities) and article 37 (Indivisibility) of the Agreement shall apply mutatis mutandis to this Letter Amendment, and to the extent permitted by law or as long as not otherwise provided for in such document, to the German Retransfer Agreement and, as applicable, to any obligation to be performed by the Centralising Unit and/or a German Seller thereunder.

2.2	The Letter Amendment does not create any novation of the General Master Purchase Agreement. The Parties agree that the provisions of the General Master Purchase Agreement, as amended and restated by this Letter Amendment, shall remain in full force and effect.

2.3	The Parties accept that any reference to the General Master Purchase Agreement in another contract entered by a Party is interpreted as a reference to the General Master Purchase Agreement as modified by the Letter Amendment.

 3.
2.4	Capitalised terms and expressions used in this Letter Amendment and not defined herein shall have the meaning as ascribed to them in the Agreement.

2.5	This Agreement shall be governed by French law.

2.6	Any dispute as to the validity, interpretation, performance or any other matter arising out of this Agreement shall be subject to the jurisdiction of the competent courts of Paris (Cour d’appel de Paris). The choice of this jurisdiction is entirely for the benefit of the Purchaser which shall retain the right to bring proceedings in any other competent court.
[Signature page at the end of this Letter Amendment]

 4.
SCHEDULE 1.
LIST OF SELLERS

Country of the
Seller	Register number	Seller
GOODYEAR DUNLOP TIRES FRANCE S.A.	RCS NANTERRE 330 139 403	FRANCE

GOODYEAR DUNLOP TIRES OE GmbH	HRB 91597 (HANAU)	GERMANY

GOODYEAR DUNLOP TIRES Germany GmbH	HRB 7163 (HANAU)	GERMANY

GOODYEAR DUNLOP TIRES ESPAÑA, S.A.	REGISTERED WITH THE COMMERCIAL REGISTRY OF MADRID UNDER SHEET M-110718	SPAIN

GOODYEAR DUNLOP TYRES UK LTD	223064 (Birmingham)	UNITED KINGDOM

 5.
SCHEDULE 2. NEW LIST OF EXCLUDED DEBTORS
“SCHEDULE 14. LIST OF EXCLUDED DEBTORS
–	Neumaticos J.M martinez S.A.

–	GM France (Opel) (VAT/CMS number: FR90342439320)

–	Gm France (Saab) (VAT/CMS number: FR90342439320)

–	Chevrolet France SAS (VAT/CMS number: FR00307593178)

–	Adam Opel GmbH Rüsselsheim (VAT/CMS number: DE0000282244cm)

–	Opel Eisenach GmbH (VAT/CMS number: DE0000159594cm)

–	General Motors Belgium N.V. (VAT/CMS number: BE0404957875)

–	Vauxhall Motors LTD (VAT/CMS number: GB850696990)

–	General Motors Espana, S.L. (VAT/CMS number: ESB50629187)

–	IBC Vehicles Ltd. (VAT/CMS number: GB850696990)

–	GENERAL MOTORS, S.L. (VAT/CMS number: ESB50629187)

–	CHEVROLET ESPAÑA, S.A. (VAT/CMS number: ESA80870421)

–	Saab Deutschland GmbH (VAT/CMS number: DE0000151393cm)”

 6.
                  Executed in Paris, on 29 April 2009, in ten (10) originals by:

ESTER FINANCE TITRISATION		EUROFACTOR

/s/ Richard Sinclair		Signature Illegible

Name:	Richard Sinclair	Name:

Title:	President du Directoire	Title:

CALYON

/s/ Richard Sinclair		Signature Illegible

Name:	Richard Sinclair	Name:

Title:	President du Directoire	Title:

NATIXIS

Signature Illegible		Signature Illegible

Name:		Name:

Title:		Title:

DUNLOP TYRES LIMITED		DUNLOP TYRES LIMITED On behalf of the Sellers

/s/ Dale Mochan		/s/ Dale Mochan

Name:	Dale Mochan	Name:	Dale Mochan
Title:	Company Secretary	Title:	Company Secretary